UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2007

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Boone Avenue North Minneapolis, MN		55428
(Address of Principal Executive Offices)		(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendments to Articles of Incorporation or Bylaws

Amendment to Third Restated Bylaws

Effective December 13, 2007, the Board of Directors of MOCON, Inc. adopted amendments to the company’s Third Restated Bylaws.  These amendments provide for the issuance of uncertificated shares, thereby facilitating MOCON’s participation in the Direct Registration System.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates, and to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

Pursuant to these amendments, Article V of the Third Restated Bylaws was replaced in its entirety by the following:

“ARTICLE V.

CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 5.01.  Form.  The shares of the corporation stock may be certificated or non-certificated, as provided under the Minnesota Business Corporation Act, and shall be entered in the books of the corporation and registered as they are issued.  Any certificates representing shares of stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of the stock of the corporation owned by the shareholder.  Any certificates issued to any shareholder of the corporation shall be signed manually or by facsimile by, or in the name of, the corporation by (a) the Chief Executive Officer or the President and (b) the Treasurer or the Secretary of the corporation.  In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice that shall set forth the name of the corporation, that the corporation is organized under the laws of the State of Minnesota, the name of the shareholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the corporation’s Articles of Incorporation, these Bylaws, any agreement among shareholders or any agreement between shareholders and the corporation.

Section 5.02.  Transfer of Certificated Stock.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and record the transaction upon the corporation’s books. Upon the surrender of any certificate for transfer of stock, such certificate shall at once be conspicuously marked on its face “Cancelled” and filed with the permanent stock records of the corporation.

Section 5.03.  Transfer of Uncertificated Stock.  Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto, and the transaction shall be recorded upon the books of the corporation.  If the corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

Section 5.04.  Transfer Agent.  The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

Section 5.05.  Lost, Stolen or Destroyed Certificates.  The Board of Directors may direct a (i) new certificate or certificates or (ii) uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of (i) a new certificate or certificates or (ii) uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner’s legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.06.  Determination of Beneficial Owner.  For purposes of communicating with those persons who are beneficial but not record owners of shares of the corporation’s voting stock, the corporation shall be entitled to rely upon the procedures set forth in Sections 14(a) and 14(c) of the Securities Exchange Act of 1934, as amended, and Rules 14a-3(d) and 14c-7 thereunder.”

Prior to the amendments, Article V of the Third Restated Bylaws read as follows:

“ARTICLE V.

CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 5.01.  Certificates.  Certificates representing shares of the corporation shall be in such form as prescribed by law and adopted by the board of directors.  Such certificates shall be signed by the chief executive officer or president and the secretary.  Such signatures may be facsimile.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and the date of issue, shall be entered on the stock transfer books of the corporation.  All certificates surrendered to the corporation for redemption, exchange or transfer shall be cancelled and no new certificate shall be issued in exchange for any existing certificate until such existing certificate shall have been surrendered and cancelled.

Section 5.02.  Restrictions on Transfer.  The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by law, by the corporation, or otherwise, upon the transfer of such shares.

Section 5.03.  Transfer of Shares.  Transfer of shares on the books of the corporation may be authorized only by the shareholder named in the certificate, or the shareholder’s legal representative, or the shareholder’s duly authorized attorney in fact, and upon surrender of the certificate or the certificates for such shares.  The corporation may treat, as the absolute owner of shares of the corporation, the person or persons in whose name or names the shares are registered on the books of the corporation.

Section 5.04.  Determination of Beneficial Owner.  For purposes of communicating with those persons who are beneficial but not record owners of shares of the corporation’s voting stock, the corporation shall be entitled to rely upon the procedures set forth in Sections 14(a) and 14(c) of the Securities Exchange Act of 1934, as amended, and Rules 14a-3(d) and 14c-7 thereunder.”

Section 5.05.  Lost, Destroyed, or Stolen Certificates.  Any shareholder claiming that a certificate for shares has been lost, destroyed or stolen shall make an affidavit of that fact in such form as the board of directors shall require and shall, if the board of directors so requires, give the corporation a sufficient indemnity bond, in form, in an amount, and with one or more sureties satisfactory to the board of directors, to indemnify the corporation against any claims which may be made against it on account of the reissue of such certificate.  A new certificate shall then be issued to said shareholder for the same number of shares as the one alleged to have been destroyed, lost or stolen, provided that, prior to such issuance, the corporation is not on notice that the certificate alleged to have been destroyed, lost, or stolen, or the shares represented thereby, has or have been acquired by a bona fide purchaser.

A complete copy of the Third Restated Bylaws, as amended, reflecting the amendments described above, is attached as Exhibit 3.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

3.1	Third Restated Bylaws, as amended (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: December 19, 2007	By:	/s/	Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer, Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

3.1	Third Restated Bylaws, as amended	Furnished herewith